Exhibit 10.7

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                             FANLINK NETWORKS, INC.

WARRANT FOR THE PURCHASE OF 1,394,031 SHARES OF COMMON STOCK

Warrant No. ______________             This Warrant Expires on November 30, 2005

      THIS CERTIFIES that, for value received in the form of advisory services (collectively, the "Services Rendered") rendered to Fanlink Networks, Inc. (the "Company") Planet Zanett Corporate Incubator, Inc. (including any permitted transferee, the "Holder"), is the registered holder of this Warrant, which represents the right to purchase One Million Three Hundred Ninety Four Thousand Thirty One (1,394,031) fully paid and nonassessable shares of the common stock, par value $0.001, (the "Common Stock") of the Company, at an initial exercise price equal to one and 3298/100000 dollars ($1.03298) per share (subject to adjustment as provided herein) (the "Exercise Price") upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M. on November 30, 2005, New York time (the "Exercise Period").

      As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

      1. Exercise of Warrant.

            (a) This Warrant may be exercised during the Exercise Period, as to the entire amount or any lesser number of whole Warrant Shares, by the surrender of this Warrant (upon the Notice of Exercise or Notice of Exchange attached hereto as Exhibits A and B respectively, duly executed) to the Company, 235 South 15th Street, Suite 305, Philadelphia, PA 19102, Attention: Chief Executive Officer, or at such other place as is designated in writing by the Company. Such executed election must be accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company.

            (b) Exercise of Warrant by Exchange. At any time and from time to time during the period commencing on the date of closing of the Company's initial public offering of its capital stock and ending on the close of business of the last day of the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with paragraph (i) below, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exchange in the form attached, at the agency of office of the Company referred to in Section 1.

                  (i) In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the excess (rounded to the next higher integer) of (i) the number (the "Total Number") of Warrant Shares specified in the Notice of Exchange over (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the Warrant Exercise Price by (B) the Fair Market Value. "Fair Market Value" means:

                        (1) if the Common Stock of the Company (the "Common Stock") is then listed on a national securities exchange or reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average daily closing or last sale price per share of Common Stock for the 30-day period preceding the delivery of the Notice of Exchange;

                        (2) if the Common Stock is then not so listed or reported but traded in the over-the-counter market, the average daily closing bid and asked prices per share of Common Stock for the 30-day period preceding the delivery of the Notice of Exchange; or

                        (3) in all other cases, the fair market value per share of the Common Stock, as determined in good faith by the Board of Directors of the Company.

            (c) Closing. The closing of any Warrant Exchange shall take place at the offices of the Company on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five (5) and not more than thirty
(30) days after the delivery of such Notice. At such closing, the Company shall issue and deliver to the Holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the Holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the Holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange (i.e., the excess of (i) the number of shares subject to this Warrant immediately before such Warrant Exchange over
(ii) the Total Number).

      2. Issuance of Certificates Upon Exercise. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

      3. Transfer; Restrictions on Transfer; Compliance with the Act; Registration Rights.

            (a) This Warrant and any warrants issued upon the transfer or exercise in part of this Warrant shall be transferable in accordance with the terms and conditions set forth in Sections 3.1 and 3.2 of that certain Stockholders Agreement of even date herewith entered into by and between the

Company, the Holder, and certain stockholders of the Company (the "Stockholders Agreement"). Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing, in the aggregate, the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

            (b) The Holder acknowledges that the Holder has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of Securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically noted in Section 5 below, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

            (c) Registration Rights. Holder shall be entitled to the registration rights as set forth in the Investor Rights Agreement, dated November 30, 2000, between the Company, the Holder and certain other Investors identified therein (the "Investor Rights Agreement").

            (d) Stockholders Agreement. Upon exercise, Holder shall become a party to each of the Investor Rights Agreement and the Stockholders Agreement by executing a counterpart signature page to each such agreement.

      4. Nonassessable Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

      5. Adjustment of Exercise Price and Number of Warrant Shares.

            (a) In case the Company shall at any time after the date this Warrant was first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) Except for the issuance and sale of the Company's Series A Preferred Stock at the Second Tranche Closing and the Final Tranche Closing (as such terms are defined in that certain Series A Preferred Convertible Stock Purchase Agreement dated as of even date herewith between the Company and certain investors party thereto), in case the Company shall issue, or fix a record date for the issuance of, shares of Common Stock or rights, options, or Warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock at a price per share (the "Subsequent Investment Price") (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than $1.03298, then the Exercise Price shall be reduced on such record date or on the date of such issuance, as the case may be, to a price determined as a weighted average (calculated to the nearest cent) and calculated by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction:
(1) the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus
(B) the quotient obtained by dividing the consideration received by the Company upon such issuance by the then-effective Exercise Price, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance; provided, however, that no such adjustment shall be made which results in an increase in the Exercise Price and every adjustment shall be subject to Section 5(e) hereof. Upon each adjustment of the Exercise Price in the manner stated above, the Holder shall thereafter be entitled to a total number of Warrant Shares (the "Total Adjusted Warrant Shares") equal to the quotient obtained by dividing (i) the product of (A) the number of Warrant Shares to which the Holder was entitled prior to the adjustment and (B) the Exercise Price in effect prior to the adjustment by (ii) the Exercise Price in effect immediately after the adjustment. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to this Warrant if exercised after such expiration or termination) to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, without limitation, a change resulting from the anti-dilution provisions thereof. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(b) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

            (c) No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05 (which amount will be proportionately adjusted in the event of stock splits or the like); provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

            (d) In any case in which this Section 5 shall require that an adjustment in the Exercise Price effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (e) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by certified or registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

            (f) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the market price of such share of Common Stock on the date of exercise of this Warrant, as determined in good faith by the Company's Board of Directors.

      6. Reclassification; Reorganization or Merger.

            (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation) or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 above.

            (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par, or as a result of a subdivision or combination, but including any change in the shares into two (2) or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two (2) or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

            (c) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by Section 6(a) in which the surviving, continuing, successor, purchasing or leasing corporation demands that all outstanding convertible notes and warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Holder advising the Holder of such transaction. The Holder shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise this Warrant in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation the same consideration receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the Exercise Price, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If the Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to shareholders in connection with any such transaction.

            (d) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

      7. Certain Notices to the Holder. In case at any time the Company shall propose to: (i) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; (ii) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; (iii) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or (iv) effect any liquidation, dissolution, or winding-up of the Company; then, and in any one or more of such cases, the Company shall give written notice thereof, by certified or registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (y) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (z) the date of such action which would require an adjustment to the Exercise Price.

      8. Restrictive Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

      9. Lost Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and indemnity reasonably satisfactory to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      10. No Shareholder Rights. The Holder of this Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Warrant.

      11. Governing Law. This Warrant has been negotiated and consummated in the State of New York and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to the conflicts of law principles or provisions thereof.

      12. Jurisdiction. Each of the Company and the Holder of this Warrant, irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 14 hereof.

      13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

if to the Company:  Fanlink Networks, Inc.
                    235 South 15th Street, Suite 305
                    Philadelphia, PA 19102
                    Attention: Chief Executive Officer

with a copy to:     Brobeck, Phleger & Harrison LLP
                    1333 H. Street, N.W., Suite 800
                    Washington, D.C.  20005
                    Attention:  Mitchell Marder, Esq.

if to the Holder:   Planet Zanett Corporate Incubator, Inc.
                    c/o The Zanett Group135 East 57th Street, 15th Floor
                    New York, NY  10022
                    Attention: Mr. Craig Brumfield

with a copy to:     Kelley Drye & Warren LLP
                    101 Park Avenue
                    New York, New York 10178
                    Attention: Salvatore J. Vitiello, Esq.

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 14. Notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Notice given by other means permitted by this Section 14 shall be deemed given at the time of receipt thereof.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, this Warrant has been duly executed as of November 30, 2000.

                                               FANLINK NETWORKS, INC.

                                               By:
                                                   -----------------------------
                                                   Name:  Robert Thorne
                                                   Title: President


                                               PLANET ZANETT CORPORATE
                                               INCUBATOR, INC.

                                               By:
                                                   -----------------------------
                                                   Name:  Claudio Guazzoni
                                                   Title: President